Exhibit 1

British American Tobacco p.l.c.
(the “Company”)

Notification and public disclosure of transactions by persons discharging managerial responsibilities and persons closely associated with them

The Company has been notified by Computershare Company Nominees Limited, as administrator of the Company’s share plan account, that on 3 November 2023 the following persons discharging managerial responsibilities acquired the following ordinary shares of 25p each in British American Tobacco p.l.c. as a result of the reinvestment of dividend income.

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	James Barrett
2	Reason for the notification
a)	Position/status	Director, Business Development
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Acquisition of shares as a result of the reinvestment of dividend income by Computershare Company Nominees Limited as administrator of the Company’s share plan account.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£25.26732	49

d)	Aggregated information - Aggregated volume - Price	49 £1,238.10
e)	Date of the transaction	2023-11-03
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Michael Dijanosic
2	Reason for the notification
a)	Position/status	Regional Director, Asia-Pacific, Middle East and Africa
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Acquisition of shares as a result of the reinvestment of dividend income by Computershare Company Nominees Limited as administrator of the Company’s share plan account.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£25.26732	967

d)	Aggregated information - Aggregated volume - Price	967 £24,433.50
e)	Date of the transaction	2023-11-03
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	James Murphy
2	Reason for the notification
a)	Position/status	Director, Research and Science
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Acquisition of shares as a result of the reinvestment of dividend income by Computershare Company Nominees Limited as administrator of the Company’s share plan account.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£25.26732	42

d)	Aggregated information - Aggregated volume - Price	42 £1,061.23
e)	Date of the transaction	2023-11-03
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Luciano Comin
2	Reason for the notification
a)	Position/status	Marketing Director, Combustibles & New Categories
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Acquisition of shares as a result of the reinvestment of dividend income by Computershare Company Nominees Limited as administrator of the Company’s share plan account.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£25.26732	1,553

d)	Aggregated information - Aggregated volume - Price	1553 £39,240.15
e)	Date of the transaction	2023-11-03
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	David Waterfield
2	Reason for the notification
a)	Position/status	President and CEO, Reynolds American Inc.
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Acquisition of shares as a result of the reinvestment of dividend income by Computershare Company Nominees Limited as administrator of the Company’s share plan account.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£25.26732	515

d)	Aggregated information - Aggregated volume - Price	515 £13,012.67
e)	Date of the transaction	2023-11-03
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Johan Vandermeulen
2	Reason for the notification
a)	Position/status	Chief Operating Officer
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Acquisition of shares as a result of the reinvestment of dividend income by Computershare Company Nominees Limited as administrator of the Company’s share plan account.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£25.26732	656

d)	Aggregated information - Aggregated volume - Price	656 £16,575.36
e)	Date of the transaction	2023-11-03
f)	Place of the transaction	London Stock Exchange (XLON)

Name of officer of issuer responsible for making notification: Nancy Jiang Date of notification: 8 November 2023